Exhibit 10.3
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), made effective as of the 15th day of May, 2007 (the “Third Amendment Effective Date”), by and among SUPERIOR WELL SERVICES, INC., a Delaware corporation (“SWS”), and SUPERIOR WELL SERVICES, LTD., a Pennsylvania limited partnership (“Superior”)(SWS and Superior are each a “Borrower” and collectively, the “Borrowers”) and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (the “Lender”).
BACKGROUND
     A. Superior Well Services, Inc., a Delaware corporation (“Superior”), Superior Well Services, Ltd., a Pennsylvania limited partnership (“SWS”), Bradford Resources, Ltd., a Pennsylvania limited partnership (“Bradford”), and the Lender entered into that certain Credit Agreement dated as of October 18, 2005, as amended by that certain First Amendment to Credit Agreement dated as of August 16, 2006, as further amended by that certain Second Amendment to Credit Agreement dated as of August 30, 2006 (as amended, and as amended, modified and supplemented from to time to time hereafter, the “Credit Agreement”) pursuant to which the Lender has made Revolving Credit Loans and Standby Term Loan Advances available to Superior, SWS and Bradford.
     B. Effective on December 26, 2006, Bradford was merged with and into Superior with Superior being the limited partnership surviving the merger (the “Merger”), the Merger being permitted under Section 7.02 of the Credit Agreement. As a result of the Merger, Superior and SWS are the remaining Borrowers under the Credit Agreement.
     C. The Revolving Credit Commitment Termination Date is October 17, 2008 and the Borrowers desire to extend the Revolving Credit Commitment Termination Date to October 17, 2009, and the Lender is willing to do so upon the terms and conditions set forth in this Third Amendment.
     D. Section 2.13 of the Credit Agreement provides that the Borrowers may not reborrow a Standby Term Loan Advance after it is repaid and automatically reduces the Standby Term Loan Commitment by the principal amount of each Standby Term Loan Advance whether or not repaid.
     E. The Lender has made Standby Term Loan Advances in the full amount of the Standby Term Loan Commitment, and the aggregate outstanding principal balance of the Standby Term Loan Advances have repaid in full so that there are no outstanding Standby Term Loan Advances on the date hereof.
     F. The Borrowers have requested that the Lender reinstate the Standby Term Loan Commitment to its original amount of up to Thirty Million Dollars ($30,000,000.00) and allow the Borrowers to reborrow the Standby Term Loan Advances repaid prior to the Third Amendment Effective Date to the full extent of such reinstated Standby Term Loan Commitment, and the Lender is willing to do so upon the terms and conditions set forth in this Third Amendment.
     NOW, THEREFORE, the parties hereto, intending to be legally bound, covenant and agree as follows:
SECTION 1. USE OF TERMS; RECITALS
     1.1 The Borrowers acknowledge that the recitals set forth above in the Background above are true and correct and are incorporated herein by reference.

     1.2 Capitalized terms used herein (including the Background above) shall have the same meaning ascribed thereto in the Credit Agreement as amended by this Third Amendment, unless otherwise specified herein.
SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT
     2.1 The following definitions as set forth in Schedule One of the Credit Agreement are amended and restated in their entirety to read as follows:
     “Revolving Credit Commitment Termination Date” means October 17, 2009.
     “Standby Term Loan Conversion Date” means the earlier to occur of (i) the date the Borrowers have drawn the entire amount of the Standby Term Loan Commitment after the Third Amendment Effective Date (as defined in the Third Amendment to Credit Agreement); and (ii) August 17, 2008.
     2.2 The following definition is added to Schedule One of the Credit Agreement in the appropriate alphabetical order:
     “Third Amendment to Credit Agreement” means the Third Amendment to Credit Agreement made effective as of May 15, 2007 by and among the Borrowers and the Lender.
     2.3 References in the Credit Agreement to the “Borrowers” shall hereafter mean the collective reference to Superior (being the limited partnership surviving the merger of Bradford and Superior), SWS and any Person joined as a borrower to the Credit Agreement from and after the Third Amendment Effective Date, and reference in the Credit Agreement to a “Borrower” shall mean the individual reference to each of the Borrowers.
     2.4 The Lender does hereby reinstate the Standby Term Loan Commitment to its original amount of up to Thirty Million Dollars ($30,000,000.00) (as so reinstated, the “Reinstated Standby Term Loan Commitment”), and, subject to the terms and conditions of the Credit Agreement and in reliance upon the representations and warranties of the Borrowers contained in Article V, the Lender agrees to make, from time to time on and after the Third Amendment Effective Date up to the Standby Term Loan Conversion Date, Standby Term Loan Advances to or for the account of the Borrowers in the aggregate principal amount not to exceed the Reinstated Standby Term Loan Commitment for the purpose of defraying, or reimbursing to the Borrowers, up to ninety percent (90.0%) of the hard purchase cost (excluding shipping, installation, taxes, and other soft costs) of Eligible Equipment by the Borrowers. Each Standby Term Loan Advance made from and after the Third Amendment Effective Date shall be non-revolving such that when it or any portion thereof is repaid it may not be reborrowed, and each such Standby Term Loan Advance shall automatically reduce the Reinstated Standby Term Loan Commitment by the principal amount of such Standby Term Loan Advance.
     2.5 The meaning ascribed to “Loan Documents” in the Credit Agreement is hereby amended to the extent necessary to expressly incorporate in such meaning this Third Amendment.
SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS
     3.1 The Borrowers hereby ratify, confirm and reaffirm, without condition, all the terms and conditions of the Credit Agreement and the other Loan Documents to which they are a party and agree that they continue to be bound by the terms and conditions thereof as amended by this Third Amendment. Except as specifically amended by this Third Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Third Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction of the Borrowers’ indebtedness and obligations under the Credit Agreement, and the Credit Agreement as herein modified shall continue in full force and effect. The Borrowers further confirm that they have no defense, set-off, recoupment or counterclaim against their obligations under the Credit Agreement, and such obligations are absolute and unconditional.
     3.2 The Borrowers hereby ratify, confirm, reaffirm and restate the grant and conveyance of all liens and security interests granted by the Borrowers to the Lender in the Collateral pursuant to the Collateral Documents, and such liens and security interests continue to secure the Obligations, including, without limitation, the Standby Term Loan and all Standby Term Loan Advances. The Borrowers further agree and confirm that the term “Obligations” includes within the meaning thereof, and encompasses, all of the indebtedness and obligations of the Borrowers to the Lender under the Standby Term Loan Note and the Credit Agreement as amended by this Third Amendment.
     3.3 The Borrowers represent and warrant to the Lender that:
     (i) this Third Amendment has been duly authorized, executed and delivered by the Borrowers and constitutes the legal, valid and binding obligations of the Borrowers enforceable in accordance with their terms;
     (ii) the representations and warranties set forth within Article V of the Credit Agreement continue to be true and correct in all material respects as of the Third Amendment Effective Date except to the extent that (A) such representations and warranties expressly relate to an earlier date, or (B) such representations and warranties have changed, and such changes have been previously disclosed in writing to the Lender and are reflected on revised schedules to the Credit Agreement attached to this Third Amendment;
     (iii) no Event of Default or Potential Default has occurred and is continuing on the Third Amendment Effective Date;
     (iv) no Material Adverse Effect has occurred since August 30, 2006, and no event or events have occurred and are continuing which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;
     (v) each Borrower has the power and authority to execute, deliver and perform the Third Amendment; each Borrower has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of the Third Amendment; no consent, approval or authorization of, or declaration or filing with, any Authority, and no consent of any other Person, is required in connection with any Borrower’s execution, delivery and performance of the Third Amendment, except for those already duly obtained; no Borrower’s execution, delivery or performance of the Third Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of such Borrower by reason of the terms of any contract, mortgage, lease, agreement, indenture or instrument to which such Borrower is a party or which is binding upon it, any Law applicable to such Borrower, or the Organization Documents of such Borrower;

     (vi) the Merger was made effective on December 26, 2006 pursuant to the provisions of the merger documents attached hereto as Exhibit “A” (the “Merger Documents”); and
     (vii) all necessary governmental, regulatory, creditor, shareholder and other material consents, approvals and exemptions required to be obtained by any Person in connection with the Merger have been duly obtained and are in full force and effect. All required filings with the necessary Authorities in the Commonwealth of Pennsylvania have been made, are effective and in full force and effect.
     3.4 The Borrowers agree to pay the costs and reasonable fees of counsel of the Lender incurred in preparing and closing this Third Amendment and consummating the transactions contemplated hereby.
SECTION 4. CONDITIONS PRECEDENT
     4.1 The amendments set forth in this Third Amendment shall be effective as of the Third Amendment Effective Date provided each of the following conditions has been satisfied or effectively waived by the Lender:
     (i) The representations and warranties set forth in Section 3.3 of this Third Amendment shall be true and correct as of the Third Amendment Effective Date.
     (ii) Contemporaneously with or prior to the execution hereof, the Borrowers shall deliver, or cause to be delivered, to the Lender:
     (A) A Guarantor Acknowledgment and Confirmation in the form of Exhibit “B” attached hereto, duly executed by the Guarantor;
     (B) As to SWS, a certificate of its secretary or assistant secretary dated the Third Amendment Effective Date and certifying as to (i) true copies of its Certificate of Incorporation and Bylaws, and all amendments thereto, as in effect on the Third Amendment Effective Date, (ii) true copies of all action taken by its Board of Directors in authorizing the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated thereby, and (iii) the names and true signatures of its officers authorized to execute and deliver this Third Amendment on behalf of SWS;
     (C) As to Superior, a certificate of its general partner dated the Third Amendment Effective Date and certifying as to (i) true copies of its Certificate of Limited Partnership and Limited Partnership Agreement, and all amendments thereto, as in effect on the Third Amendment Effective Date, (ii) true copies of all action taken by its partners in authorizing the execution, delivery and performance of this Third Amendment and the consummation of the transactions contemplated thereby, and (iii) the names and true signatures of the Persons authorized to execute and deliver Third Amendment on behalf of Superior;

     (D) The opinion of Vinson & Elkins, LLP, counsel for the Borrowers, addressed to the Lender, in form and substance satisfactory to the Lender; and
     (E) Such other documents, instruments and certificates reasonably required by the Lender and its counsel in connection with the transactions contemplated by this Third Amendment.
     (iii) All legal details and proceedings in connection with the transactions contemplated by this Third Amendment shall be satisfactory to counsel for the Lender, and the Lender shall have received all such originals or copies of such documents as the Lender may request.
SECTION 5. MISCELLANEOUS
     5.1 This Third Amendment shall be construed in accordance with, and governed by the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflict of laws principles.
     5.2 All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Credit Agreement and the other Loan Documents without making specific reference to this Third Amendment, but nevertheless all such references shall be deemed a reference to the Credit Agreement and the other Loan Documents as respectively amended by this Third Amendment unless the context requires otherwise. All references to the Credit Agreement and the other Loan Documents in any document, instrument or agreement executed in connection with the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended by this Third Amendment unless the context requires otherwise.
     5.3 This Third Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrowers and the Lender. The Borrowers may not assign any of their rights or obligations hereunder without the prior written consent of the Lender.
     5.4 This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Third Amendment or any notice, communication, agreement, certificate, document or other instrument in connection with the Credit Agreement and the other Loan Documents shall be effective as delivery of an executed original counterpart thereof.
     5.5 Each Borrower releases, waives and forever discharges and relieves the Lender and its Subsidiaries and Affiliates and the officers, directors, agents, attorneys and employees of each (hereinafter “Releasees”) from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, defenses, offsets, costs or expenses (including attorneys’ fees) of any kind, character or nature whatsoever, vested or contingent, at law, in equity or otherwise (collectively, “Claims”), which such Borrower ever had, now has, or which may result from the past or present state of things, against or related to Releasees. Each Borrower agrees to assume the risk of releasing any and all unknown, unanticipated or misunderstood Claims hereby.

     5.6 THE BORROWERS REAFFIRM AND RESTATE THE PROVISIONS OF SECTION 9.02 OF THE CREDIT AGREEMENT WHEREBY THE BORROWERS GRANTED THE LENDER THE POWER TO CONFESS JUDGMENT AGAINST THE BORROWERS UPON THE OCCURRENCE OF CERTAIN EVENTS, AND THE PROVISIONS OF SECTION 10.09 OF THE CREDIT AGREEMENT WHEREBY THE BORROWERS WAIVED THE RIGHT TO A TRIAL BY JURY, SUCH PROVISIONS BEING INCORPORATED HEREIN BY REFERENCE TO THE SAME EXTENT AS IF REPRODUCED HEREIN IN THEIR ENTIRETY EXCEPT REFERENCES TO THE CREDIT AGREEMENT SHALL BE DEEMED REFERENCES TO THIS THIRD AMENDMENT.
     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused their duly authorized officers to execute and deliver this Third Amendment to Credit Agreement the day and year first above written.

WITNESS/ATTEST:	SUPERIOR WELL SERVICES, INC.

/s/ Scott E. Whetsell	By:	/s/ Thomas W. Stoelk

	Title:	CFO

SUPERIOR WELL SERVICES, LTD.
WITNESS/ATTEST:	By:	Superior GP, L.L.C., Its sole general partner

/s/ Scott E. Whetsell	By:	/s/ Thomas W. Stoelk

	Title:	CFO

CITIZENS BANK OF PENNSYLVANIA

	By:	/s/ Joseph King

	Title:	Senior Vice President